                                                                   Exhibit 10.24

                          AMENDMENT TO PROMISSORY NOTES
                          DEFERRAL OF INTEREST PAYMENTS

         THIS AMENDMENT TO PROMISSORY NOTES (the "Amendment") is made effective as of the 31st day of December 2001, by and among Glastad Holding Ltd., a Cayman Islands corporation (the "Lender") and MediaBin, Inc., a Georgia corporation (the "Borrower").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Lender is the holder of certain Promissory Notes from Borrower, as listed below ("Notes"):

     o  Note dated March 23, 2000, in the principal amount of $1,000,000;

     o  Note dated October 11, 2000, in the principal amount of $750,000; and

     o  Note dated June 21, 2001, in the principal amount of $750,000; and

         WHEREAS, Lender and Borrower wish to amend the Notes as hereinafter provided;

         NOW, THEREFORE, for and in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

         "The interest payment due upon each of the above Notes on December 31, 2001, including interest previously deferred, totals approximately $90,000, will be deferred until March 31, 2002. The interest deferred will be added to the principal balance of each Note and will accrue interest at the same rate as the rest of the principal."

         All references in the Notes to this "Note" shall hereafter refer to the Notes as hereby amended.

         Except as expressly provided herein, all terms and conditions of the Notes remain in full force and effect. Nothing herein shall be construed to constitute a novation of the Notes, and the intention of the parties hereto is not to extinguish the Notes.

         This Amendment shall be construed in accordance with the laws of the State of Georgia.

         IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be executed, as of the date first above written.


BORROWER:                                   LENDER:

MEDIABIN, INC.                              GLASTAD HOLDING, LTD.

By:   /s/ Haines Hargrett                   By:   /s/ Patrick Stephansen
     ---------------------------------         ---------------------------------

     Name:                                     Name:
           ---------------------------              ----------------------------
     Title:                                    Title:
            --------------------------               ---------------------------
     Date:                                     Date:
           ---------------------------               ---------------------------